Exhibit 99.1

ADTRAN, INC. 901 EXPLORER BOULEVARD HUNTSVILLE, AL 35806 VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on [ ], 2021 for shares held directly and [ ], 2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to [ ] You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on [ ], 2021 for shares held directly and [ ], 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D62549-S35635 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ADTRAN, INC. The Bo
ard of Directors recommends you vote FOR proposals 1, 2 and 3: 1. Adopt the Business Combination Agreement, dated as of August 30, 2021, by and among ADTRAN, Inc., Acorn HoldCo, Inc., Acorn MergeCo, Inc., and ADVA Optical Networking SE, pursuant to which, among other things, ADTRAN, Inc. and ADVA Optical Networking SE agreed to combine their businesses through a merger and an exchange offer, respectively, and become subsidiaries of Acorn HoldCo, Inc. 2. Non-binding advisory approval of the compensation that may become payable to ADTRAN’S named executive officers in connection with the business combination. 3. Adjourn or postpone the Special Meeting in order to (i) solicit additional proxies with respect to proposals 1 and 2 and/or (ii) hold the Special Meeting on a date that is no later than the day prior to the expiration of the acceptance period, in the event that such date of expiration is extended. NOTE: Such other business as may properly come before the Special Meeting or any adjournment thereof. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

SPECIAL MEETING OF STOCKHOLDERS OF ADTRAN, INC. [ ], 2021 Please contact Investor Relations at 256-963-8220 for information on how to participate in the virtual meeting. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement for the Special Meeting of Stockholders to be held on [ ], 2021 is available at www.proxyvote.com. D62550-S35635 ADTRAN, INC. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [ ], 2021 The undersigned hereby appoints Thomas R. Stanton and Michael K. Foliano, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of common stock of ADTRAN, Inc. (“ADTRAN”) which the undersigned is entitled to vote during the Special Meeting of Stockholders of ADTRAN, to be held virtually via live webcast on the Internet on [ ], [ ], 2021 at [ ] [a.m.][p.m.], Central Time, and at any and all adjournments thereof, as indicated on the reverse side hereof. This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted “FOR” Proposals 1, 2 and 3. If any other business is presented during the Special Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented during the Special Meeting. The undersigned may elect to withdraw this proxy card at any time prior to its use by giving written notice of revocation to Michael K. Foliano, Corporate Secretary of ADTRAN, by executing and delivering to Mr. Foliano a duly executed proxy card bearing a later date, by subsequently voting by telephone or Internet, or by participating in and voting during the virtual Special Meeting. Continued and to be signed on reverse side